THE HARTFORD MUTUAL FUNDS II, INC.

ARTICLES SUPPLEMENTARY

THE HARTFORD MUTUAL FUNDS II, INC., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940 (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (“SDAT”) that:

FIRST: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by Section 2-208 of the Maryland General Corporation Law and the charter (the “Charter”) of the Corporation, the Board of Directors, by resolutions duly adopted at a meeting duly called and held, classified 100,000,000 authorized but unissued shares of common stock, par value $.001 per share (“Common Stock”), without further classification or designation, as additional shares of the series and classes set forth below, having the preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of such classes of Common Stock as set forth in the Charter:

Fund	Share Class	Current Shares	Proposed Increase in Shares	Total Shares After Increase
Hartford Schroders Emerging Market Equity Fund	F	200,000,000	100,000,000	300,000,000

SECOND: Immediately after these Articles Supplementary are accepted for record by the SDAT, the total number of authorized shares of Common Stock is 162,550,000,000, of which 112,200,000,000 are shares of Common Stock without further classification or designation and 50,350,000,000 are shares of Common Stock classified and designated as reflected on Schedule A.

THIRD: The shares of Common Stock described in Article FIRST above have been classified by the Board of Directors under the authority contained in the Charter.

FOURTH: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law. These Articles Supplementary do not increase the total number of authorized shares of stock of the Corporation.

FIFTH: The undersigned Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the individual executing these articles acknowledges that these Articles Supplementary are the act and deed of the Corporation and, under the penalties for perjury, the matters and facts are true in all material respects to the best of their knowledge. The undersigned as caused these Articles of Amendment and Restatement to be signed in its own name and on its behalf by its Vice President and attested by its Assistant Secretary on September 18, 2025.

By:	/s/ Thomas R. Phillips
Name:	Thomas R. Phillips
Title:	Secretary and Vice President

Attest:

By:	/s/ Alice A. Pellegrino
Name:	Alice A. Pellegrino
Title:	Assistant Secretary

Schedule A

Series	Class	Shares
The Hartford Growth Opportunities Fund	Class A	8,900,000,000
	Class C	4,000,000,000
	Class F	50,000,000
	Class I	1,450,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class Y	900,000,000
Hartford Schroders China A Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class SDR	50,000,000
Hartford Schroders Core Fixed Income Fund	Class F	75,000,000
	Class I	50,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class Y	50,000,000
	Class SDR	50,000,000
Hartford Schroders Diversified Growth Fund (formerly, Hartford Schroders Diversified Emerging Markets Fund)	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	100,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class SDR	350,000,000
	Class Y	50,000,000
Hartford Schroders Diversified Opportunities Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class R5	50,000,000
	Class SDR	100,000,000
Hartford Schroders Emerging Markets Equity Fund	Class A	250,000,000
	Class C	50,000,000
	Class I	220,000,000
	Class F	300,000,000

Series	Class	Shares
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	400,000,000
	Class Y	350,000,000
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class Y	50,000,000
Hartford Schroders International Contrarian Value Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class R5	50,000,000
	Class SDR	50,000,000
Hartford Schroders International Multi-Cap Value Fund	Class A	80,000,000
	Class C	50,000,000
	Class F	150,000,000
	Class I	200,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	150,000,000
	Class Y	85,000,000
Hartford Schroders International Stock Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	200,000,000
	Class I	365,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	100,000,000
	Class Y	50,000,000

Series	Class	Shares
Hartford Schroders Sustainable International Core Fund	Class A	50,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	50,000,000
	Class Y	50,000,000
	Class R5	50,000,000
	Class SDR	50,000,000
Hartford Schroders Tax-Aware Bond Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	100,000,000
	Class I	250,000,000
	Class SDR	50,000,000
	Class Y	50,000,000
Hartford Schroders US MidCap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class Y	50,000,000
Hartford Schroders US Small Cap Opportunities Fund	Class A	75,000,000
	Class C	50,000,000
	Class F	50,000,000
	Class I	75,000,000
	Class R3	50,000,000
	Class R4	50,000,000
	Class R5	50,000,000
	Class R6	50,000,000
	Class SDR	50,000,000
	Class Y	50,000,000
The Hartford Small Cap Growth Fund	Class A	10,500,000,000
	Class C	5,000,000,000
	Class F	50,000,000
	Class I	1,500,000,000
	Class R3	1,500,000,000
	Class R4	1,500,000,000
	Class R5	1,500,000,000
	Class R6	50,000,000
	Class Y	500,000,000